REVERSE ACQUISITION AND BUSINESS COMBINATIONS	9 Months Ended
Sep. 30, 2011
Business Combinations [Abstract]
REVERSE ACQUISITION AND BUSINESS COMBINATIONS
NOTE 2 – REVERSE ACQUISITION AND BUSINESS COMBINATIONS

Reverse Acquisition – Consonus Technologies, Inc

On February 28, 2011, Midas Medici completed the acquisition of Consonus pursuant to the terms of the Merger Agreement with Consonus, and MMGH dated as of April 30, 2010.  Pursuant to the Merger Agreement effective February 28, 2011, MMGH merged with and into Consonus and Consonus became Midas Medici’s wholly-owned subsidiary.

The merger was accounted for using the purchase method of accounting for financial reporting purposes. The acquisition method requires the identification of the acquiring entity based on the criteria of ASC 805-10-55-12, “Accounting for Business Combinations”.   Based on an analysis of the relative voting rights in the combined entity after the business combination and the composition of the board of directors  and the relative size (measured in assets, revenues, or earnings), the Merger was accounted for as a reverse acquisition.  For accounting purposes, Consonus was identified as the acquiring entity and Midas as the acquired entity.   Under purchase accounting, the assets and liabilities of an acquired company (Midas Medici) as of the effective date of the acquisition were recorded at their respective fair values and added to those of the acquiring company. Accordingly, the financial statements and related footnote disclosures presented for the period prior to the Merger are those of Consonus and its subsidiaries alone. The financial statements as of December 31, 2010 and for the nine months ended September 30, 2011 and 2010 include the operations and cash flows of Consonus and its subsidiaries through February 28, 2011 and the combined operations and cash flows of Consonus and its subsidiaries and Midas after that date.

In accordance with the Merger, each Consonus stockholder received, in exchange for each share of Consonus common stock held or deemed to be held by such stockholder immediately prior to the closing of the merger on February 28, 2011, approximately 1.33 shares of Midas Medici, resulting in Consonus stockholders owning approximately 66% of the fully-diluted shares of the combined company.  Midas Medici stock options were also exchanged for outstanding stock options of Consonus at the same exchange ratio.

The Company has accounted for acquisition-related costs of $254 in selling, general and administrative expenses in the unaudited condensed consolidated statement of operations.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.  The total acquisition price of $5,236 has been allocated as follows (in thousands):

Cash	$9
Accounts receivable	185
Furniture, equipment and improvements	6
Goodwill	6,046
Content and databases	1,316
Trade name	529
Deferred tax assets	1,278
Customer base intangible asset	630
Other assets	28
Current liabilities	(2,538)
Related party notes	(1,288)
Deferred tax liabilities	(965)
Total purchase price	$5,236

Goodwill and other intangible assets represent the excess of the purchase price over the fair value of the net tangible assets acquired.   For income tax reporting purposes, the goodwill and other intangibles assets identified above are non-deductible.

As a result of the Merger the Company acquired approximately $3,400 of net operating loss carry-forwards. The Company determined that all of the acquired loss carry-forwards can be used in future years to offset potential taxable income and that there are no Internal Revenue Code Section 382 limitations with respect to the availability of the acquired net operating loss carry-forwards assumed from the Merger. As a result of this determination, the Company recorded $1,278 of deferred tax assets with a corresponding reduction in goodwill.

Acquisition of WeatherWise Holdings, Inc.

On May 3, 2011, the Company completed its acquisition of WUI in an all-stock transaction consisting of 133,333 shares of the Company’s common shares valued at $2.01 per share. WUI is an analytical and data modeling software company that specializes in providing customized consumer energy products including SetYourBill (SM) payment systems, WeatherProofBill® fixed bill and capped bill products, EnerCheck® energy efficiency and carbon footprint reporting, and billing support services.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.  The total acquisition price of $268 has been allocated as follows (in thousands):

Cash	$16
Furniture, equipment and improvements	526
Current liabilities	(274)
Total purchase price	$268

Acquisition of Cimcorp, Inc.

On August 2, 2011, Midas Medici completed the acquisition of an 80% interest in Cimcorp, Inc. (“Cimcorp”).

Operating in Brazil since 1988, Cimcorp is primarily a Brazilian systems integrator that provides and manages information technology infrastructure solutions to private and government entities.  Cimcorp helps its customers to plan, build, support and manage their IT infrastructure, including performance management, business continuity and disaster recovery planning, outsourcing and infrastructure as a service.

At the closing, the Company provided consideration of Seventeen Million Brazilian Reais ($10,987 USD), Eight Million Brazilian Reais ($5,150 USD) of which was paid in cash, Nine Million Brazilian Reais ($2,244 USD) in shares of common stock of the Company equal to 1,297,022 shares of common stock of the Company and a purchase price contingency of $3,593.  The 1,297,022 common shares include certain price protection features for the benefit of the former controlling shareholders (“Shareholders”).  The SPA provides that during the 75-day period (the “Sale Period”) after the 6-month anniversary of the initial closing per share, if the Shareholders desire to sell the common shares and do not receive at least $4.50 per share, the Shareholders shall have the right to receive from the Company the difference between the price they received per share and $4.50. In the event the Shareholders cannot sell the Shares during the Sale Period for at least $2.01 per share or are unable to sell their shares due to the Company’s failure to file its reports with the Securities and Exchange Commission, then the Shareholders shall be entitled to receive from the Company $4.50 per share in exchange for their Shares. The Shareholders are prohibited from selling the Shares for $2.00 or less. The fair value of this purchase price contingency amounting to $3,593 at the date of acquisition is remeasured each reporting period until the liability is settled.  During the three and nine months ended September 30, 2011, the Company recognized a gain on the change in fair value of the purchase price contingency of $1,648. The Company granted the Shareholders piggyback registration rights with respect to the Shares.

Pursuant to the terms of the stock purchase agreement, the Company will purchase on January 24, 2012 (but no later than January 27, 2012) an additional 20% of the shares of Cimcorp (“Tranche A”) for a purchase price of Nine Million Brazilian Reais ($5,817 USD), which purchase price shall be subject to certain adjustment to the Brazil CPI index provided, however, such adjustment shall be capped at 7%. As a result of this provision, the Company has recorded a liability of $5,395 (net present value at a 15% discount rate) for the obligation to purchase the additional 20% of the shares of Cimcorp and effectively holds an 80% interest in Cimcorp as of the acquisition date.

The Company has the right to purchase an additional 20% of the shares of Cimcorp at any time during the 12 and 24 month anniversary of the initial closing at a purchase price of Nine Million Brazilian Reais ($5,817 USD), subject to certain adjustments as set forth in the SPA. The Seller and minority shareholders’ of Cimcorp have the right to elect to have the Company purchase the remaining 20% of the shares of Cimcorp (the “Tranche B”) 30 days after the 24 month anniversary of the initial closing. The SPA provides that in the event the Company undergoes a Change in Control, as defined, or transfers more than 50% of the shares of Cayman Co. the purchase of Tranches A and B shall be accelerated. The Seller’s right to have the Company purchase the remaining 20% of the shares of Cimcorp, resulted in recognition of a redeemable noncontrolling interest in Cimcorp on the date of acquisition.

The Company has accounted for these acquisitions under the purchase method of accounting. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets acquired and liabilities assumed in connection with the acquisition based on their estimated fair values. The preliminary allocation of the purchase price was based upon management's preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed, and such valuation is subject to change.

The financial statements and related footnote disclosures presented for the period prior to the acquisition of a majority interest in Cimcorp, Inc., are those of Midas Medici excluding Cimcorp SA and Cimcorp USA (“Midas”). The financial statements as of December 31, 2010 and for the nine months ended September 30, 2011 and 2010 include the operations and cash flows of Midas through August 2, 2011 and the combined operations and cash flows of Midas, Cimcorp SA and Cimcorp USA after that date.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition.  The total acquisition price of $10,987 has been allocated as follows (in thousands):

Cash and cash equivalents	$211
Accounts receivable	5,937
Lease payment receivable	26,528
Taxes recoverable	6,562
Inventory	652
Customer relationships	9,621
Customer contracts	2,005
Goodwill	20,256
Fixed assets	1,270
Other assets	7,213
Accounts payable	(7,253)
Debt and capital leases	(30,862)
Deferred tax liabilities	(2,201)
Other liabilities	(19,257)
Total	20,682
Deferred purchase price	(5,395)
Redeemable noncontrolling interest	(4,300)
Purchase price	$10,987

The purchase includes the assumption of gross accounts receivable totaling $7,558. The Company estimates that $1,621 of these receivables will not be collected. Therefore, the receivables are recorded at the estimated fair value of $5,937.

Goodwill recognized from the transaction mainly represented the expected operational and strategic synergies upon the acquisition and intangibles not qualifying for separate recognition.The Company does not expect the goodwill to be deductible for taxes purposes.

The total acquisition price of $10,987 consists of the following (in thousands):

Cash	$5,150
Common stock	2,244
Purchase price contingency	3,593
Total purchase price	$10,987

Below is a rollforward of the redeemable noncontrolling interest:

Redeemable noncontrolling interests at acquisition date	$4,300
Loss attributable to redeemable noncontrolling interests	(68)
Foreign currency translation gain	(656)
Amortization discount	110
Redeemable noncontrolling interests at September 30, 2011	$3,686

Below is a rollforward of the deferred purchase price:

Deferred purchase price at acquisition date	$5,395
Amortization discount	139
Foreign currency translation gain	(910)
Deferred purchase price at September 30, 2011	$4,624

Pro forma Results

The following table sets forth the unaudited pro forma results of the Company as if the above Merger and Acquisitions had taken place on the first day of the period presented. These combined results are not necessarily indicative of the results that may have been achieved had the companies always been combined.

	Three Months Ended,		Nine Months Ended,
	Sep-11	Sep-10	Sep-11	Sep-10

Total revenues	$28,352	$18,026	$85,695	$57,598
Net loss	$(1,607)	$(3)	$(4,577)	$(17,509)
Basic and diluted net loss per common share	$(0.17)	$-	$(0.52)	$(2.12)
Weighted average shares — basic and diluted	9,585,157	8,276,066	8,746,118	8,255,705

For the three and nine months ended September 30, 2011, the accompanying Condensed Consolidated Statement of Operations includes revenues earned from Cimcorp, Inc. of $11,250.